Minuta

07.02.2005

CONTRATO DE PRESTAÇÃO DE SERVIÇOS DE EMISSÃO E ESCRITURAÇÃO DE BDRs

ITAÚ CORRETORA DE VALORES S.A., com sede na Avenida Brigadeiro Faria Lima 3400 – 10º andar, São Paulo, SP, CNPJ nº 61.194.353/0001-64 (“ITAUCOR”);

TGLT S.A., companhia aberta constituída sob as leis Republica Argentina,  com sede em  Scalabrini Ortiz 3333, 1er piso, Ciudad de Buenos Aires, Argentina, CNPJ nº 14.212.464/0001-76 (“CLIENTE”).

Considerando que:

(a)

a ITAUCOR é instituição financeira habilitada e autorizada, pelo Banco Central do Brasil e pela Comissão de Valores Mobiliários (“CVM”), a prestar serviços de emissão e escrituração de certificados de depósito de valores mobiliários, nos termos do artigo 43 da Lei nº 6.404, de 15 de dezembro de 1.976 (“LSA”);

(b)

a ITAUCOR é instituição financeira habilitada e autorizada pela CVM a prestar os serviços de escrituração de títulos e valores mobiliários, nos termos do artigo 34, parágrafo 2º, da LSA;

(c)

o CLIENTE pretende emitir certificados de depósito de valores mobiliários denominados Brazilian Depositary Receipts (“BDR” ou “BDRs”), cada um representativo de 5 ações registradas de emissão do CLIENTE (“Valor Mobiliário” ou “Valores Mobiliários”);

(d)

o CLIENTE tem interesse em contratar a ITAUCOR para prestar serviços de emissão e escrituração de BDRs, bem como serviços inerentes a instituição depositária dos aludidos certificados;

(e)

o CLIENTE declara conhecer o Regulamento de Operações da BOLSA DE VALORES, MERCADORIAS E FUTUROS (“BM&FBOVESPA”) e o contrato celebrado entre esta e a ITAUCOR para viabilizar a prestação dos serviços previstos neste contrato;

(f)

o CLIENTE declara ter sido o responsável pela decisão de contratar a ITAUCOR para atuar como agente emissor e escriturador de BDRs;

(g)

a emissão de BDRs (“Programa de BDRs”) é condicionada ao cumprimento do disposto neste contrato, especialmente o prévio depósito dos Valores Mobiliários, a ser realizado pelos seus titulares no Banco Itaú Argentina S.A., com sede na Cerrito 740, Ciudad de Buenos Aires, Argentina, na qualidade de custodiante dos Valores Mobiliários no exterior (“CUSTODIANTE”);

as partes contratam o que segue.

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Minuta

07.02.2005

1. OBJETO

1.1. A ITAUCOR prestará aos titulares de BDRs representativos de Valores Mobiliários emitidos pelo CLIENTE serviços de emissão, escrituração e cancelamento, no Brasil, dos aludidos certificados, e atuará na condução do Programa de BDRs.

1.2. A ITAUCOR, adicionalmente, prestará aos titulares de BDRs serviços necessários para, assegurar a eles os direitos essenciais previstos neste contrato, entre os quais o exercício do direito de voto e de preferência, pagamento de dividendos, bonificação em Valores Mobiliários ou em dinheiro, grupamento e desdobramento de Valores Mobiliários, entre outros, ocorridos no exterior.

1.3. A relação dos serviços a serem prestados pela ITAUCOR consta do Anexo I deste contrato.

2. COMUNICAÇÃO ENTRE AS PARTES

2.1. A comunicação oral e escrita entre a ITAUCOR e o CLIENTE será feita exclusivamente por intermédio das pessoas por eles indicadas e autorizadas, por escrito (“Pessoas Autorizadas”), conforme carta-autorização modelo constante do Anexo II deste contrato.

2.2. As partes poderão utilizar como meios de comunicação mensagem SWIFT, fac-simile, e-mail, carta ou boleta eletrônica, desde que originados pelas Pessoas Autorizadas.

2.3. As partes poderão alterar as Pessoas Autorizadas ou seus dados a qualquer tempo, mediante envio de nova carta-autorização, nos termos do modelo constante do Anexo II, que deverá ser recebida pelo destinatário com pelo menos 1 (um) dia útil de antecedência em relação à data da efetiva alteração.

2.4. As partes manterão registros e arquivos dos entendimentos e correspondências de seus representantes, concernentes à execução deste contrato.

3. CARACTERÍSTICAS DOS BDRs

3.1. FORMA – Os BDRs terão a forma nominativa e serão mantidos, pela ITAUCOR, sob sistema escritural.

3.2. EMISSÃO – A emissão dos BDRs se dará conforme as instruções previstas no item III, do Anexo I, deste contrato.

3.3.  ESCRITURAÇÃO – A ITAUCOR manterá um livro de registro de BDRs (“Livro de Registro de BDRs”), no qual fará constar individualmente os titulares de BDRs, bem como a quantidade total de BDRs em nome da BM&FBOVESPA, na qualidade de proprietária fiduciária dos certificados, que ficarão bloqueados para depósito em conta de custódia naquela entidade.

     3.2.1. O Livro de Registro de BDRs registrará a quantidade total dos certificados, bem como as emissões, cancelamentos e alterações decorrentes de eventos societários, tais como desdobramentos, grupamentos, resgates, bonificações, entre outros.

    3.2.2. A ITAUCOR efetuará a conciliação periódica dos BDRs registrados no Livro de Registro de BDRs com a quantidade total de Valores Mobiliários depositados perante o CUSTODIANTE.

3.4. PROPRIEDADE – A propriedade dos BDRs presumir-se-á por meio do extrato a ser fornecido pela ITAUCOR aos titulares de BDRs que mantenham seus certificados no livro de BDRs, e por meio de extrato de custódia a ser fornecido pela  BM&FBOVESPA, aos titulares de BDRs que mantenham seus certificados custodiados nesta última instituição.

3.5. CANCELAMENTO DE BDRs – O cancelamento dos BDRs se dará conforme as instruções previstas no item IV, do Anexo I, deste contrato.

3.6. AMBIENTE DE NEGOCIAÇÃO – Poderão ser admitidas negociações de BDRs em mercado de balcão, com a consequente transferência de titularidade, desde que cumpridos todos os procedimentos legais e operacionais, inclusive com a comprovação do recolhimento dos tributos eventualmente devidos.

3.7. CUSTÓDIA – Os BDRs poderão ser mantidos em custódia na BM&FBOVESPA, sendo possível a retirada da custódia para registro no livro de registro de BDRs do CLIENTE.

4. DIREITOS DOS TITULARES DOS BDRs

4.1. Os BDRs conferirão aos seus titulares os mesmos direitos e vantagens dos Valores Mobiliários que lhe servem de lastro, mantidos em custódia pelo CUSTODIANTE, observado que:

       4.1.1. os titulares de BDRs não são acionistas do CLIENTE, por deterem BDRs;

       4.1.2. o exercício dos direitos conferidos aos titulares dos BDRs está sujeito aos termos e condições previstos neste contrato; e

4.1.3. o exercício dos direitos conferidos aos titulares de BDR está sujeito a restrições estabelecidas pela legislação e regulamentação brasileira aplicáveis.

4.2. PAGAMENTO DE DIVIDENDOS E OUTRAS DISTRIBUIÇÕES EM DINHEIRO – Será assegurado aos titulares de BDRs o direito ao recebimento de dividendos e outras distribuições em dinheiro, pagos pelo CLIENTE no exterior.

     4.2.1. O CLIENTE deverá divulgar ao mercado, simultaneamente no exterior e no Brasil, a informação de pagamento de dividendos e outras distribuições em dinheiro.

      4.2.2. A ITAUCOR, na data em que receber os valores devidos no exterior, deverá contratar câmbio para ingresso das divisas no Brasil, a fim de efetuar o respectivo pagamento em favor dos titulares de BDRs.

     4.2.3.   A ITAUCOR, ao receber a informação do CLIENTE ou do CUSTODIANTE, e após o fechamento do contrato de câmbio referido no subitem anterior, deverá comunicar a BM&FBOVESPA sobre a data base para o pagamento, o valor por BDR, os impostos, se houver, e a data do pagamento.

    4.2.4.   Os dividendos e outras distribuições em dinheiro a serem pagos aos titulares de BDRs que mantiverem seus certificados custodiados na BM&FBOVESPA serão creditados a esta, na qualidade de proprietária fiduciária dos BDRs. Caberá à  BM&FBOVESPA, por sua vez, realizar as distribuições de dividendos e outras distribuições em dinheiro aos agentes de custódia e corretoras, que serão responsáveis por efetuar os créditos aos titulares de BDRs inscritos em seus registros, de acordo com a opção de crédito efetuada perante as referidas instituições. Quanto aos titulares de BDRs que mantiverem seus certificados nos livros de registro, o crédito será efetuado de acordo com a opção de crédito constante em seu cadastro perante a ITAUCOR.

    4.2.5.  As distribuições em dinheiro serão realizadas proporcionalmente ao número de Valores Mobiliários representados pelos BDRs, e somente serão realizadas distribuições em reais e centavos inteiros.

   4.2.6.  Não serão devidos, pelo CLIENTE, juros ou qualquer outra remuneração pelo período compreendido entre a data em que os dividendos e outras distribuições em dinheiro que forem pagas no exterior e a data em que os recursos forem creditados aos titulares dos BDRs no Brasil.

   4.2.7.  Quaisquer tributos que devam ser recolhidos pela ITAUCOR, nos termos da legislação aplicável, serão retidos antes de efetuada a distribuição dos recursos aos titulares dos BDRs.

4.3. DIREITO DE PREFERÊNCIA – Será assegurado aos titulares de BDRs, quando for o caso, o exercício ou a livre disposição do direito de preferência à subscrição de títulos e valores mobiliários que venham a ser emitidos pelo CLIENTE, ou outros direitos a serem conferidos aos titulares de Valores Mobiliários.

     4.3.1. Após ter sido informado sobre a concessão do direito de preferência para subscrição de títulos e valores mobiliários, a ITAUCOR notificará os titulares dos BDRs e a  BM&FBOVESPA sobre a concessão desse direito, solicitando aos titulares dos BDRs manifestação de interesse em exercer o direito ou dele dispor.

    4.3.2. Caberá ao CLIENTE ou ao CUSTODIANTE informar à ITAUCOR a quantidade de títulos e valores mobiliários que poderão ser subscritos, bem como a proporção para o exercício desse direito por titulares de BDRs.

     4.3.3. Caberá, ainda, ao CLIENTE ou ao CUSTODIANTE prestar à ITAUCOR as demais informações relativas ao exercício do direito de preferência, tais como (i) o preço de emissão dos títulos e valores mobiliários, o qual deverá ser convertido para moeda corrente nacional e acrescido das respectivas taxas descritas na tabela de preços anexa; (ii) o período de exercício do direito de subscrição; (iii) a data limite para os titulares dos BDRs se manifestarem perante a ITAUCOR; (iv) o tratamento de eventuais sobras; e (v) outras informações que tenham sido divulgadas no exterior.

       4.3.4. O preço da subscrição dos títulos e valores mobiliários a ser pago pelos titulares de BDRs consistirá na somatória dos seguintes itens: (i) preço de subscrição em moeda estrangeira convertido para moeda corrente nacional pela taxa PTAX de venda, divulgada pelo Banco Central do Brasil, do dia anterior ao envio da informação da subscrição que a ITAUCOR divulgará ao mercado; (ii) variação cambial verificada até a data do pagamento, somada à taxa de emissão por BDR, indicada na Tabela de preços constante do Anexo III.

       4.3.5. Para os titulares de BDRs que tiverem seus certificados (i) custodiados na BM&FBOVESPA, esta deverá efetuar o crédito individualizado dos direitos de subscrição a cada titular de BDRs, por meio das corretoras ou usuários de custódia, os quais informarão seus clientes, que farão sua opção pela subscrição, ou pela venda dos direitos de subscrição no Brasil, ou ainda pelo não exercício de nenhuma das opções anteriores. Os titulares de BDRs que tiverem seus certificados (ii) registrados no livro de registro de BDRs receberão da ITAUCOR o boletim de subscrição, por meio do qual poderão exercer o seu direito, ou cedê-lo a outro investidor.

       4.3.6. A corretora ou o agente de custódia exercerá o direito de subscrição em nome dos titulares dos BDRs perante a BM&FBOVESPA, efetuando o pagamento a esta, que liquidará a operação, creditando os valores correspondentes à ITAUCOR, inclusive o montante referente às taxas descritas no subitem 4.3.4. Os BDRs subscritos na ITAUCOR serão liquidados na própria instituição.

       4.3.7. A ITAUCOR receberá das corretoras que prestarem serviços de custódia por intermédio da  BM&FBOVESPA os valores necessários para pagamento da subscrição, mais as taxas indicadas no subitem 4.3.4, e providenciará fechamento de câmbio para remessa, ao exterior, dos valores devidos em favor do CUSTODIANTE.

       4.3.8. O CUSTODIANTE receberá o valor correspondente ao preço de emissão dos Valores Mobiliários em moeda estrangeira e ficará responsável por efetuar o respectivo pagamento ao CLIENTE, recebendo os Valores Mobiliários, que ficarão depositados em nome da ITAUCOR perante o CUSTODIANTE, servindo de lastro aos BDRs a serem emitidos no Brasil.

       4.3.9. Não serão devidos, pelo CLIENTE, juros ou qualquer outra remuneração pelo período compreendido entre a data em que os títulos e valores mobiliários forem subscritos e a data em que estes forem entregues aos titulares de BDRs.

4.4. BONIFICAÇÃO EM VALORES MOBILIÁRIOS E DESDOBRAMENTO – Na hipótese de bonificação ou desdobramento de Valores Mobiliários, a ITAUCOR emitirá novos BDRs, correspondentes a esses Valores Mobiliários, e os creditará aos titulares de BDRs.

      4.4.1. Os novos BDRs serão creditados na BM&FBOVESPA, na conta de custódia dos respectivos titulares, para aqueles que mantiverem seus certificados custodiados na BM&FBOVESPA. Para os investidores que mantiverem seus BDRs no livro de registro de BDRs, os novos certificados serão registrados pela ITAUCOR no referido livro.

     4.4.2. Somente serão distribuídos BDRs inteiros. As frações geradas, insuficientes para formar um BDR, serão somadas e vendidas em leilão na  BM&FBOVESPA, e o valor proveniente da venda será creditado proporcionalmente a cada titular de BDR.

     4.4.3. Não serão devidos pelo CLIENTE juros ou qualquer outra remuneração pelo período compreendido entre a data em que as frações insuficientes para formar um BDR forem cedidas e transferidas à ITAUCOR e a data em que os recursos obtidos com a alienação das frações forem entregues aos titulares de BDRs.

     4.4.4. Quaisquer tributos que devam ser recolhidos pela ITAUCOR, nos termos da legislação aplicável, serão retidos antes de efetuada a distribuição aos titulares de BDRs.

     4.4.5. O CLIENTE poderá optar por não efetuar a distribuição dos BDRs adicionais aos titulares e alterar a proporção entre Valores Mobiliários e BDRs.

4.5. GRUPAMENTO – No caso de grupamento de Valores Mobiliários, será efetuado o cancelamento automático de BDRs em número suficiente para refletir a nova quantidade de Valores Mobiliários depositados perante o CUSTODIANTE.

      4.5.1. Para os titulares de BDRs que mantiverem seus certificados custodiados na BM&FBOVESPA, a ITAUCOR informará a esta, que debitará a conta de custódia de cada titular, efetuando o cancelamento automático de BDRs. Para os titulares de BDRs que mantiverem seus certificados no livro de registro de BDRs, a ITAUCOR fará o débito na conta individualizada de cada titular de BDRs.

      4.5.2. Somente serão cancelados BDRs inteiros. As frações geradas, insuficientes para formar um BDR, serão somadas e vendidas em leilão na  BM&FBOVESPA, e o valor proveniente da venda será creditado proporcionalmente a cada titular de BDRs.

      4.5.3. Não serão devidos pelo CLIENTE juros ou qualquer remuneração pelo período compreendido entre a data em que as frações insuficientes para formar um BDR forem cedidas e transferidas à ITAUCOR e a data em que os recursos obtidos com a alienação das frações forem entregues aos titulares de BDRs.

      4.5.4. Quaisquer tributos que devam ser recolhidos pela ITAUCOR, nos termos da legislação aplicável, serão retidos antes de efetuada a distribuição aos titulares de BDRs.

      4.5.5. O CLIENTE poderá optar por não efetuar o cancelamento dos BDRs necessários para registrar o grupamento aos titulares e alterar a proporção entre Valores Mobiliários e BDRs.

4.6. CISÃO, INCORPORAÇÃO E FUSÃO – Os titulares de BDRs terão direito decorrente de cisão, incorporação ou fusão que venha a ser deliberada pelo CLIENTE, e o tratamento a ser adotado dependerá das características de cada evento.

       4.6.1. A ITAUCOR e a  BM&FBOVESPA providenciarão os registros de forma a refletir o novo número de BDRs detidos pelos seus titulares.

4.7.  DIREITO DE VOTO – Os titulares de BDRs terão o direito de instruir a ITAUCOR para que seja exercido o voto correspondente aos Valores Mobiliários depositados perante o CUSTODIANTE, exclusivamente em relação aos assuntos em que tais Valores Mobiliários possuam direito de voto, conforme previsto no estatuto social do CLIENTE.

       4.7.1. O CLIENTE, ao convocar uma assembleia geral de acionistas, deverá encaminhar a convocação de até 4 (quatro) páginas a ITAUCOR, já traduzida para o português, para que este providencie uma mala direta aos titulares de BDRs, contendo as matérias a serem votadas.

      4.7.2.  As correspondências serão encaminhadas aos titulares de BDRs em um prazo de até 10 (dez) dias, após o cumprimento do item acima, nos endereços que estes mantenham perante a ITAUCOR e as respectivas corretoras ou agentes de custódia.

      4.7.3. As respostas deverão ser encaminhadas à ITAUCOR, na Rua Ururaí, 111 – Prédio II – Piso Térreo – Tatuapé – São Paulo, SP, CEP 03084-010, aos cuidados da Unidade Dedicada de Produtos ADR/BDR.

      4.7.4.  A ITAUCOR, ao receber as correspondências com as respectivas instruções de voto, fará a tabulação e encaminhará a informação ao CUSTODIANTE, por meio de mensagem SWIFT, correspondência em arquivo pdf ou fac-simile.

     4.7.5. O CUSTODIANTE, ao receber as informações, votará ou constituirá procurador para votar na respectiva assembléia de acionistas, de acordo com as instruções de voto recebidas da ITAUCOR.

     4.7.6. A ITAUCOR e seus agentes não serão responsáveis por falha decorrente do não recebimento das instruções de voto ou não recebimento dessas instruções em tempo hábil. Isso significa que o titular do BDR eventualmente não possa votar e não possa recorrer se o voto não for exercido da maneira solicitada.

    4.7.7. O CLIENTE não pode garantir que os titulares de BDRs tomarão conhecimento da assembléia e receberão as matérias de voto com a antecedência necessária para lhes permitir encaminhar e fazer chegar a tempo à ITAUCOR a instrução de voto.

    4.7.8.  Se o CLIENTE encaminhar à ITAUCOR a convocação de assembléia geral para que este solicite as instruções de voto dos titulares de BDRs em tempo hábil, mas a ITAUCOR não receber essas instruções de voto até a data especificada, será considerado pela ITAUCOR que não há instruções de voto a serem exercidas. Neste caso, não serão exercidos os votos correspondentes aos Valores Mobiliários depositados perante o CUSTODIANTE.

     4.7.9. Em nenhuma hipótese a ITAUCOR terá direito a exercer de forma discricionária o direito de voto relativo aos Valores Mobiliários que servem de lastro aos BDRs. Se, após o cumprimento do disposto nos itens 4.7.1 a 4.7.5, a ITAUCOR não receber de um ou mais titulares de BDRs as instruções de voto em relação aos Valores Mobiliários, a ITAUCOR não poderá delegar o direito de voto dos Valores Mobiliários a uma pessoa designada pelo CLIENTE.

4.8. OUTROS DIREITOS DOS TITULARES DE BDRs – Outros direitos dos titulares de BDRs que afetem a quantidade de Valores Mobiliários, de BDRs, ou que tragam conseqüências não previstas neste contrato, serão definidos de comum acordo entre o CLIENTE e a ITAUCOR.

      4.8.1.  Sempre que a ITAUCOR receber outras distribuições que não as anteriormente prescritas, a ITAUCOR deverá distribuí-las aos titulares de BDRs, na proporção do número de BDRs detidos por eles, desde que de acordo com o disposto neste contrato e na legislação aplicável.

     4.8.2. Não serão oferecidos aos titulares de BDRs direitos ou quaisquer outras prerrogativas que sejam ou resultem ilegais ou incompatíveis com a legislação brasileira vigente, ou cuja disponibilização aos titulares de BDRs seja impraticável.

    4.8.3. O titular dos BDRs será responsável por quaisquer impostos ou outros encargos governamentais devidos sobre seus BDRs, ou sobre os Valores Mobiliários depositados perante o CUSTODIANTE.

    4.8.4. A ITAUCOR não tem obrigação de se envolver em processo judicial ou em outras medidas legais relativas aos BDRs ou a este contrato, em nome dos titulares dos BDRs, ou em nome de qualquer outra pessoa.

4.9. CANCELAMENTO DE REGISTRO PERANTE A CVM E A  BM&FBOVESPA – O CLIENTE poderá deixar de ser uma companhia registrada na CVM para negociação de BDRs e cancelar o registro para negociação desses certificados na  BM&FBOVESPA. Nesse caso, o CLIENTE ou seus acionistas controladores deverão proceder conforme a legislação e regulamentação aplicáveis.

5. OBRIGAÇÕES DA ITAUCOR

5.1. A ITAUCOR responsabiliza-se por:

(a)

emitir corretamente os BDRs, conforme o lastro dos Valores Mobiliários depositados perante o CUSTODIANTE;

       (b) adotar, no desempenho de suas funções e no cumprimento dos seus deveres, o mesmo padrão de cuidado que exerce em relação aos seus próprios ativos e valores, observando os princípios e normas profissionais de diligência, prudência e perícia normais para atividade de emissão de certificados;

       (c) atos ou omissões que lhe forem exclusivamente imputáveis e que provoquem a deterioração ou perecimento dos BDRs ou de direitos a eles inerentes;

       (d)  disponibilizar, para inspeção, em seu escritório , localizado na Rua Ururaí, 111 – Prédio II – Piso Térreo – Tatuapé – São Paulo, SP , quaisquer relatórios emitidos ou disponibilizados pelo CLIENTE, os quais deverão necessariamente ser fornecidos em língua portuguesa, exceto se de outra forma exigido por lei;

        (e) enviar aos titulares de BDRs, mediante solicitação escrita, cópias dos relatórios e comunicações mencionados acima; e

        (f) divulgar simultaneamente no Brasil as informações relacionadas a eventos corporativos que o CLIENTE lhe repassar, nos termos do subitem 6.1, alínea (a), deste contrato.

                5.1.1. A ITAUCOR não poderá ser responsabilizada por qualquer divulgação de informação que deixar de ser feita no Brasil, caso o CLIENTE não o tenha informado previamente, nos termos do subitem 6.1, alíneas (a) e (b) deste contrato.

5.2. A ITAUCOR obriga-se a, na hipótese de solicitação do CLIENTE, fornecer-lhe as informações de que disponha e repassar-lhe aquelas colocadas à disposição pela BM&FBOVESPA, entre as quais:

          (a) relação do nome dos titulares de BDRs e dos valores bruto, líquido e imposto de renda retido na fonte, referentes ao pagamento de dividendos e outras distribuições em dinheiro, quando houver;

          (b) relação do total dos valores bruto, líquido e do imposto de renda retido na fonte, relativos ao pagamento de dividendos ou outras distribuições em dinheiro, conforme a periodicidade exigida pela legislação tributária;

          (c) relação, por correspondência ou meio eletrônico, relativo ao período anual, com o nome dos titulares dos BDRs, dos valores bruto, líquido e do imposto de renda retido na fonte, referentes ao pagamento de dividendos e outras distribuições em dinheiro; e

5.3. A ITAUCOR obriga-se a transferir à BM&FBOVESPA os recursos que lhe forem pagos pelo CLIENTE, diretamente ou por intermédio do CUSTODIANTE, relativos às distribuições em dinheiro a que tenham direito os titulares dos BDRs registrados em sua custódia, bem como os recursos que obtiver com a venda de frações de BDRs na BM&FBOVESPA, se for o caso.

       5.3.1. Caberá à BM&FBOVESPA repassar tais recursos às corretoras e aos agentes de custódia, que, por sua vez, efetuarão o pagamento aos titulares dos BDRs.

       5.3.2. O CLIENTE, a seu critério, poderá indicar, a ITAUCOR e à BM&FBOVESPA, os titulares de BDRs cujo pagamento de dividendos, bonificação ou outras distribuições em dinheiro o próprio CLIENTE deseje realizar.

        5.3.3. Em nenhuma hipótese a ITAUCOR remeterá dividendos ou outras distribuições em dinheiro para o exterior.

5.4. Nos casos de aumento de capital por meio de subscrição de Valores Mobiliários do CLIENTE, a ITAUCOR compromete-se a efetuar pagamentos de dividendos, juros sobre capital próprio ou bonificação em dinheiro pro rata, desde que aplicados de forma idêntica a toda a espécie ou classe de BDR emitido.

        5.4.1. Em nenhuma hipótese a ITAUCOR assumirá a dívida relativa aos pagamentos de dividendos, bonificações ou outras distribuições em dinheiro, nem adiantará ou emprestará recursos para o CLIENTE.

       5.4.2.  Se, na data determinada para recebimento dos valores em moeda corrente nacional, provenientes de fechamento de contrato de câmbio para pagamento das distribuições acima mencionadas, não houver saldo disponível na conta do CLIENTE para contratação do câmbio, a ITAUCOR informará a BM&FBOVESPA a respeito e não transferirá recursos naquele dia, assumindo o CLIENTE, isolada e integralmente, os ônus daí decorrentes.

5.5. Constitui, ainda, obrigação da ITAUCOR, durante a vigência deste contrato, manter em pleno vigor todas as autorizações governamentais necessárias para prestação dos serviços previstos neste contrato.

5.6. A ITAUCOR obriga-se a fornecer à CVM, a qualquer tempo e no prazo que vier a ser por esta determinado, quaisquer informações e documentos relativos ao Programa de BDRs aprovado e aos Valores Mobiliários emitidos.

6. OBRIGAÇÕES DO CLIENTE

6.1. O CLIENTE obriga-se a:

(a)

comunicar à ITAUCOR, na data em que convocado no exterior, a realização de quaisquer eventos corporativos;

(b)

divulgar simultaneamente no Brasil as informações divulgadas no exterior;

(c)

não realizar publicações em que seja feita referência à ITAUCOR, ou aos serviços previstos neste contrato, sem o prévio conhecimento daquela, exceto no que se refere às publicações determinadas pela LSA e às ofertas públicas de valores mobiliários em que deve constar informação sobre a prestação de serviços de emissão e escrituração dos BDRs;

(d)

não praticar, nem outorgar poderes para que terceiro pratique, qualquer ato relativo ao serviço contratado;

(e)

transferir ao CUSTODIANTE, através de Caja de Valores S.A. (Argentina) conforme as práticas vigentes na República Argentina, obedecendo às condições estabelecidas neste contrato, os valores relativos a pagamento de distribuições de dividendos, bonificações e outras distribuições em dinheiro;

(f)

dar conhecimento do teor deste contrato a todo o mercado, inclusive aos titulares de BDRs e intermediários, tais como corretoras e agentes de custódia, especificamente no que se refere aos procedimentos e deveres a serem seguidos;

(g)

dar conhecimento ao mercado, às corretoras e aos agentes de custódia a respeito dos fatos relevantes relacionados ao CLIENTE e eventos corporativos deliberados no exterior; e

(h)

manter a ITAUCOR indene, na hipótese de descumprimento do disposto nas alíneas (a) e (b) acima.

7. REMUNERAÇÃO

7.1. A ITAUCOR receberá a remuneração indicada no Anexo III, conforme as disposições ali estabelecidas.

8. CONFIDENCIALIDADE

8.1. As partes, seus dirigentes, funcionários e representantes a qualquer título manterão sigilo a respeito de todas as informações a que tiverem acesso em decorrência da execução deste contrato.

8.2. São considerados confidenciais, para os fins deste contrato, todos os documentos, informações gerais, comerciais ou operacionais, avaliações, análises, interpretações ou outros dados que não tenham sido publicados de modo lícito e sem violação deste contrato, designados em conjunto ou isoladamente informações confidenciais, concernentes às partes, seus clientes e pessoas ou entidades com as quais mantenham relacionamento.

8.3. Não são consideradas informações confidenciais aquelas que:

       (a) sejam ou se tornem de domínio público sem a interferência de qualquer parte; ou

       (b) sejam de conhecimento de qualquer parte ou de seus representantes antes do início das negociações que resultaram neste contrato.

8.4. As partes somente poderão revelar a terceiro qualquer informação confidencial mediante prévia autorização escrita da parte proprietária da informação.

8.5. Se qualquer parte, por determinação de autoridade pública ou em decorrência de ordem judicial, tiver que revelar qualquer informação confidencial, procederá como segue:

(a)

imediatamente dará notícia à parte proprietária da informação confidencial a respeito da ordem da autoridade pública ou do juiz, exceto se da informação constar vedação nesse sentido; e

(b)

prestará todas as informações e subsídios que possam ser necessários para que o titular da informação confidencial, a seu critério, possa defender-se contra a divulgação de qualquer informação confidencial.

8.6. É vedada a utilização das informações confidenciais para qualquer outro fim que não:

(a)

a normal execução deste contrato; ou

(b)

a manutenção de registros e arquivos obtidos pela legislação.

8.7. Além de constituir infração contratual, a violação do dever de confidencialidade, inclusive aquela cometida por seus funcionários, dirigentes e representantes a qualquer título, obriga a parte infratora ao pagamento de indenização pelos prejuízos causados à parte proprietária da informação.

8.8. O pagamento de indenização não desobriga as partes, seus dirigentes, funcionários e representantes a qualquer título de continuarem cumprindo, no que cabível, o dever de confidencialidade, conforme disposto neste contrato.

8.9. Qualquer que seja a causa de dissolução deste contrato, as partes continuarão obrigadas por si e seus dirigentes, funcionários e representantes a qualquer título, a respeitar o dever de confidencialidade, mesmo após o seu encerramento, sob pena de indenizar os prejuízos causados.

9. CESSÃO

9.1. Fica vedada a cessão dos direitos e transferência das obrigações decorrentes deste contrato sem a anuência da outra parte, ressalvada a hipótese de a ITAUCOR cedê-los total ou parcialmente a empresa a ela ligadas, a respeito do que o CLIENTE deverá ser comunicado com 30 (trinta) dias de antecedência.

10. VIGÊNCIA E DENÚNCIA

10.1. Este contrato vigorará por prazo indeterminado, podendo ser denunciado, sem ônus, por qualquer parte, mediante aviso escrito com 60 (sessenta dias) dias de antecedência.

10.2.  A parte denunciada, a seu critério, poderá dispensar a outra parte do cumprimento do prazo de aviso prévio.

11. RESOLUÇÃO

11.1. RESOLUÇÃO UNILATERAL POR INFRAÇÃO CONTRATUAL – Este contrato poderá ser resolvido por qualquer uma das partes se a outra parte descumprir obrigação aqui prevista e, após ter sido notificada por escrito, deixar de, no prazo de 10 (dez) dias, contado do recebimento da aludida notificação, tomar uma das providências abaixo indicadas:

(a)

cessar ou corrigir a infração cometida, sem prejuízo da indenização à parte prejudicada pelos danos comprovadamente causados; ou

(b)

indenizar a parte prejudicada dos danos comprovadamente causados quando não for mais possível o cumprimento da obrigação ou seu cumprimento não mais satisfizer os interesses da parte prejudicada.

11.2. RESOLUÇÃO UNILATERAL PELA ITAUCOR – A ITAUCOR poderá resolver unilateralmente este contrato se:

(a)

o CLIENTE exigir da ITAUCOR a prática de operação ilegal ou de natureza duvidosa em face das normas vigentes nos mercados financeiro e de capitais ou dos usos e costumes desse mercado; e

(b)

o CLIENTE tiver falência decretada, ou pedido de recuperação judicial, ou extrajudicial deferido..

11.3. RESOLUÇÃO UNILATERAL PELO CLIENTE – O CLIENTE poderá resolver unilateralmente este contrato se a ITAUCOR:

(a)

tiver falência decretada; ou

(b)

for submetida à intervenção extrajudicial; ou

(c)

for submetida à liquidação ou dissolução judicial ou extrajudicial.

12. OBRIGAÇÕES RELACIONADAS À DISSOLUÇÃO DO CONTRATO

12.1. Em qualquer hipótese de dissolução deste contrato, a ITAUCOR deverá comunicar este fato aos titulares de BDRs, por escrito, por meio de correspondência encaminhada aos endereços das respectivas corretoras ou agentes de custódia, com antecedência mínima de 30 (trinta) dias da data do término do contrato.

12.2. Em qualquer hipótese de dissolução deste contrato, para evitar eventuais prejuízos ao CLIENTE e aos titulares de BDRs, a ITAUCOR continuará responsável pela manutenção dos registros no Livro de Registro de BDRs e demais serviços correlatos, pelo prazo de 10 (dez) dias subsequentes ao término do contrato.

        12.2.1. Durante o prazo acima referido, serão realizados apenas os registros e prestados os serviços que tiverem sido solicitados ou indicados até a data da dissolução deste contrato, encerrando-se, após esse prazo, o Livro de Registro de BDRs.

12.3. A ITAUCOR compromete-se a fornecer ao CLIENTE, ou à instituição financeira que este designar, todas as informações e documentos que possua em razão dos serviços previstos neste contrato.

12.4. Em caso de nomeação de novo depositário antes do término deste contrato ou durante o prazo previsto no subitem 12.2 acima, o CLIENTE deverá notificar a ITAUCOR, que se obriga a, imediatamente após o recebimento dessa notificação:

         (a) transferir ao novo depositário o cadastro dos titulares de BDRs e todos os direitos e poderes detidos pela ITAUCOR em virtude da posição de instituição depositária;

         (b) fornecer imediatamente ao CLIENTE e ao novo depositário todas as informações e documentos que venha a possuir em razão dos serviços prestados;

         (c) facilitar a transferência dos BDRs, dos livros, registros e demais informações relativos ao CLIENTE ou ao novo depositário, colocando inclusive seu pessoal qualificado à disposição para realizar tal transferência; e

         (d) prestar os serviços aqui estipulados até a sua efetiva transferência ao novo depositário.

13. ALTERAÇÕES CONTRATUAIS

13.1. Este contrato e os direitos atribuídos por ele aos titulares de BDRs podem ser alterados sem o consentimento dos titulares dos BDRs.

         13.1.1. A ITAUCOR comunicará aos titulares de BDRs a respeito de qualquer alteração relevante, por meio de notificação escrita, encaminhada a cada titular de BDRs, nos endereços constantes do livro de registro de BDRs, nas respectivas corretoras ou agentes de custódia.

          13.1.2. Caso a alteração (i) adicione ou aumente taxa ou encargos (exceto com relação a impostos ou outros encargos governamentais ou tarifas de registro, ou custo de transmissão por cabo, por SWIFT, ou e-mail ou fac-simile, ou despesas de correio ou quaisquer despesas similares); ou (ii) prejudique um direito importante dos titulares de BDRs, tal alteração somente entrará em vigor após 30 (trinta) dias do encaminhamento da notificação prevista no item anterior.

13.2.  No momento em que uma alteração entrar em vigor, considerar-se-á que os titulares de BDRs, ao continuar detendo esses certificados, (i) concordam com a alteração e em se vincular aos novos termos deste contrato, e (ii) aceitam a alteração dos direitos dos BDRs.

14. REPARAÇÃO DE DANOS

14.1.  As partes obrigam-se a responder pela reparação dos danos causados uma à outra, ou a terceiros, por negligência ou dolo, relacionados com os serviços ora contratados, inclusive danos à imagem, motivados por violação de segredo profissional e confidencialidade.

14.2.  Estão incluídos nos danos previstos no item anterior os gastos e prejuízos decorrentes de condenações, multas, juros e outras penalidades impostas por lei, regulamentos ou autoridades fiscalizadoras em processos administrativos ou judiciais, bem como os honorários advocatícios  incorridos nas respectivas defesas.

14.3. A parte infratora reembolsará, no prazo máximo de 5 (cinco) dias a contar do aviso que lhe for enviado, acompanhado dos respectivos comprovantes e demonstrativos, o valor correspondente a eventuais prejuízos causados à outra parte, inclusive o relativo a custas e honorários advocatícios, atualizado com base na variação do IGPM/FGV ou, na sua falta, do IGP-DI/FGV ou, na falta de ambos, do IPC/FIPE, desde a data do desembolso até a do ressarcimento, acrescido, na mora, de juros de 12% (doze por cento) ao ano e multa de 2% (dois por cento).

15. DISPOSIÇÕES GERAIS

15.1. O CLIENTE poderá, a suas expensas, por si ou por meio de auditoria, fiscalizar a execução dos serviços objeto deste contrato e os lançamentos efetuados no Livro de Registro de BDRs, mediante prévio agendamento de dia, horário e local.

15.2. A fiscalização dos serviços está sujeita às obrigações de sigilo bancário e confidencialidade, nos termos estabelecidos na legislação e neste contrato.

15.3.  O CLIENTE deverá apresentar a documentação comprobatória de imunidade ou de isenção tributária eventualmente recebida de titulares de BDRs em alguma dessas condições, sendo que, no caso de dissolução deste contrato, esses documentos serão restituídos ao CLIENTE, mediante protocolo, para as devidas providências e sua guarda pelo prazo legal.

15.4.  O CLIENTE confere à ITAUCOR poderes especiais para, em seu nome, durante o prazo de vigência contratual e em cumprimento das instruções que receber, praticar todos os atos necessários à execução dos serviços previstos neste contrato.

15.5. O CLIENTE e a ITAUCOR não se responsabilizam por qualquer ação ou omissão de qualquer titular de BDRs com relação às obrigações do referido titular, nos termos das leis ou regulamentações brasileiras relativas a investimentos estrangeiros no Brasil, relacionadas ao resgate e venda dos Valores Mobiliários depositados perante o CUSTODIANTE, incluindo, mas não se limitando a quaisquer falhas no cumprimento de um requisito de registro do investimento em conformidade com os termos de quaisquer normas brasileiras aplicáveis, ou quaisquer falhas em relatar as transações em moeda estrangeira no Banco Central do Brasil, conforme o caso.

        15.5.1. Cada titular de BDRs será responsável pelo fornecimento de quaisquer informações falsas, referentes a transações em moeda estrangeira, à ITAUCOR, à CVM ou ao Banco Central do Brasil, com relação a depósitos e resgates de Valores Mobiliários depositados perante o CUSTODIANTE.

16. TOLERÂNCIA

16.1.  A tolerância de uma das partes quanto ao descumprimento de qualquer obrigação pela outra parte não significará renúncia ao direito de exigir o cumprimento da obrigação, nem perdão, nem alteração do que foi aqui contratado.

17. FORO

17.1. Fica eleito o foro da Comarca da Capital de São Paulo.

         Este contrato é assinado em 3 (três) vias.

Buenos Aires, 20 de setembro de 2011.

_____________________________________

ITAÚ CORRETORA DE VALORES S.A.

_____________________________________

CLIENTE

Declaração
Lemos este contrato previamente e não temos dúvida sobre nenhuma de suas disposições.
CLIENTE

Testemunhas:

1) _________________________

   Nome: Anabella Werthein

   Passaporte: 34.270.170 (Argentina)

2) _________________________

   Nome: Sofia Giudice Dellepiane

   Passaporte: 20.384.285 (Argentina)